                                                                      EXHIBIT 99

                        FEDERAL REALTY INVESTMENT TRUST

================================================================================

                           Supplemental Information
                                 June 30, 1999

================================================================================

                               TABLE OF CONTENTS

1.   Debt Summary.......................................................... E-2

2.   Occupancy
          Percentage Leased................................................ E-3
          Economic Occupancy............................................... E-4
          Regional Breakdown............................................... E-5

3.   Leases Signed Analysis
          Comparable and Non-Comparable.................................... E-6

4.   2nd Quarter Earnings Press Release, July 28, 1999..................... E-7

5.   Glossary of Terms..................................................... E-10

================================================================================

                          1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                 301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
June 30, 1999

_______________________________________________________________________________

                                                                                                  Balance
                                                         Maturity               Rate           (in thousands)
Mortgages
                    Leesburg Plaza                          10/01/08              6.10%               $ 9,900
                    Federal Plaza                           03/10/01              8.95%                27,414
                    Tysons Station                          09/01/01             9.875%                 4,105
                    Escondido (Municipal bonds)             10/01/16        Variable ##                 9,400

                                                                                                      $50,819
                                                                                                  ===========

Notes payable
                    Revolving credit facilities                             libor +.65%              $180,000
                    Term note with banks                                    libor +.75%               125,000
                    Note issued in connection with
                      tenant buyout at Queen Anne Plaza     01/15/06             8.875%                 1,011
                    Note issued in connection with
                      renovation of Perring Plaza           01/31/13             10.00%                 2,650
                    Other                                    various            various                   179
                                                                                                  -----------

                                                                                                     $308,840
                                                                                                  ===========


Unsecured Public Debt
                    5 1/4% Convertible subordinated         04/30/02             5.250%                  $289
                      debentures
                    5 1/4% Convertible subordinated         10/28/03             5.250%                75,000
                      debentures
                    8 7/8% Notes (fixed)                    01/15/00             8.875%                75,000
                    8 7/8% Notes (fixed) (a)                01/15/00             7.530%                25,000
                    8% Notes (fixed)                        04/21/02             8.000%                25,000
                    6 5/8% Notes (fixed)                    12/01/05             6.625%                40,000
                    7.48% Debentures                        08/15/26             7.480%                50,000
                    6.82% Medium Term Notes                 08/01/27             6.820%                40,000
                    6.74% Medium Term Notes (a)             03/10/04             6.370%                39,500
                    6.99% Medium Term Notes (a)             03/10/06             6.894%                40,500
                                                                                                  -----------

                                                                                                     $410,289
                                                                                                  ===========

                                                         Total fixed rate debt                       $455,548             59.17%

                                                         Total variable rate debt                     314,400             40.38%
                                                                                                  -----------           --------

                                                         Total debt                                  $769,948            100.00%
                                                                                                  ===========           ========


                                                         Weighted average interest rate:
                                                         -------------------------------
                                                         Fixed rate debt                                 7.19%
                                                         Variable on revolving facilities                5.70% (b)
                                                         Variable on muncipal bonds                     (c)

(a)The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(b)Weighted average interest rate on revolving credit facilities for three months ended June 30, 1999.
(c)The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

Federal Realty Investment Trust
Percentage Leased Analysis
June 30, 1999

--------------------------------------------------------------------------------

        Overall Operating Occupancy
       (Quarter to Quarter Analysis)                     June 30, 1999                              June 30, 1998
                                            ---------------------------------------  --------------------------------------------

            Type                               Size         Leased      Occupancy       Size          Leased         Occupancy
------------------------------------------  -----------  ------------  ------------  ------------  --------------  --------------
Retail Properties (leasable square feet)     14,541,750   13,797,209       94.9%      13,658,940     12,989,036        95.1%
Rollingwood Apartments (# of units)                 282          280         99%             282            281          99%

          Overall Operating Occupancy
              (Rolling 12 Months)                        June 30, 1999                              March 31, 1999
                                            ----------------------------------------  -----------------------------------------

            Type                               Size         Leased       Occupancy      Size          Leased        Occupancy
------------------------------------------  -----------  ------------  -------------  -----------  -------------  -------------
Retail Properties (leasable square feet)     14,541,750   13,797,209         94.9%     14,563,620   13,839,142          95%
Rollingwood Apartments (# of units)                 282          280           99%            282          278          99%

                                                        December 31, 1998                         September 30, 1998
                                             ----------------------------------------   ----------------------------------------

                                                 Size         Leased       Occupancy       Size          Leased      Occupancy
                                             ------------  -------------  ------------  ------------  ------------  ------------
Retail Properties (leasable square feet)      14,497,898    13,803,336         95%       14,419,458    13,739,610        95%
Rollingwood Apartments (# of units)                  282           281         99%              282           282       100%

--------------------------------------------------------------------------------

         Same Center Occupancy
    (Quarter to Quarter Comparison)                        June 30, 1999                               June 30, 1998
                                               ----------------------------------------  ----------------------------------------

                Type                              Size         Leased       Occupancy       Size         Leased        Occupancy
--------------------------------------------   ------------  ------------  ------------  -----------  --------------  -----------
Retail Properties (leasable square feet)        13,622,710    12,891,283       94.6%      13,455,573    12,785,975        95.0%
Rollingwood Apartments (# of units)                    282           280         99%             282           281          99%

            Same Center Occupancy
             (Rolling 12 Months)                             June 30, 1999                              At March 31, 1999
                                                ----------------------------------------  ---------------------------------------

                Type                               Size         Leased       Occupancy       Size         Leased      Occupancy
---------------------------------------------   -----------  ------------  -------------  ------------  ----------  -------------
Retail Properties (leasable square feet)        13,622,710    12,891,283      94.6%        13,091,729    12,404,610       95%
Rollingwood Apartments (# of units)                    282           280        99%               282           278       99%

                                                    At December 31, 1998                         At September 30, 1998
                                             -----------------------------------------  -----------------------------------------

                                                Size          Leased        Occupancy        Size         Leased       Occupancy
                                             ------------  -------------  -------------  ------------  -------------  -----------
Retail Properties (leasable square feet)      13,102,582     12,451,743        95%         12,056,443    11,459,514        95%
Rollingwood Apartments (# of units)                  282            281        99%                282           282       100%

Federal Realty Investment Trust
Economic Occupancy Analysis
June 30, 1999


--------------------------------------------------------------------------------

       Overall Economic Occupancy
      (Quarter to Quarter Analysis)                        June 30, 1999                             June 30, 1998
                                             -------------------------------------------  ----------------------------------------

                                                               Leases                                    Leases
                                                             Generating      Economic                   Generating      Economic
                 Type                            Size          Income        Occupancy        Size        Income       Occupancy
-------------------------------------------  -------------  -------------  -------------  ------------  ------------  -----------
Retail Properties (leasable square feet)       14,541,750     13,552,119       93.2%       13,658,940    12,778,700      93.6%
Rollingwood Apartments (# of units)                   282            280         99%              282           274        97%

         Overall Economic Occupancy
            (Rolling 12 Months)                            June 30, 1999                             March 31, 1999
                                             ------------------------------------------  ----------------------------------------

                                                               Leases                                  Leases
                                                             Generating       Economic               Generating        Economic
                 Type                            Size          Income        Occupancy     Size        Income         Occupancy
-------------------------------------------  ------------  ---------------  -----------  -----------  ------------  ------------
Retail Properties (leasable square feet)      14,541,750     13,552,119        93.2%      14,563,620   13,594,814       93%
Rollingwood Apartments (# of units)                  282            280          99%             282          278       99%

                                                        December 31, 1998                      September 30, 1998
                                            ------------------------------------------  -----------------------------------

                                                             Leases                                      Leases
                                                           Generating      Economic                     Generating     Economic
                                                Size         Income        Occupancy        Size          Income      Occupancy
                                             ----------  ---------------  ------------  -------------  ------------  -----------
Retail Properties (leasable square feet)     14,497,898    13,626,536         94%        14,419,458     13,578,116       94%
Rollingwood Apartments (# of units)                 282           281         99%               282            282      100%

-------------------------------------------------------------------------------

      Same Center Economic Occupancy
     (Quarter to Quarter Comparison)                      June 30, 1999                               June 30, 1998
                                               ---------------------------------------  -----------------------------------------


                                                                Leases                                   Leases
                                                               Generating     Economic                  Generating    Economic
                Type                                Size         Income      Occupancy       Size         Income      Occupancy
--------------------------------------------   -------------  ------------  -----------  ------------  ------------ -------------
Retail Properties (leasable square feet)        13,622,710     12,744,193     93.6%       13,455,573    12,576,762      93.5%
Rollingwood Apartments (# of units)                    282            280       99%              282           274        97%

     Same Center Economic Occupancy
         (Rolling 12 Months)                                June 30, 1999                             At March 31, 1999
                                                ---------------------------------------  ----------------------------------------

                                                                Leases                                   Leases
                                                               Generating    Economic                   Generating     Economic
                        Type                      Size          Income       Occupancy       Size        Income        Occupancy
--------------------------------------------   -------------  ------------  -----------  ------------  -------------  -----------
Retail Properties (leasable square feet)         13,622,710    12,744,193       93.6%     13,091,729     12,170,282        93%
Rollingwood Apartments (# of units)                     282           280         99%            282            278        99%

                                                          At December 31, 1998                     At September 30, 1998
                                               -----------------------------------------  ---------------------------------------

                                                               Leases                                     Leases
                                                              Generating      Economic                  Generating      Economic
                                                  Size         Income         Occupancy      Size         Income       Occupancy
                                               ------------  -------------  ------------  -----------  -------------  -----------
Retail Properties (leasable square feet)        13,102,582     12,274,943       94%        12,056,443    11,315,875       94%
Rollingwood Apartments (# of units)                    282            281       99%               282           282      100%

Federal Realty Investment Trust
Regional Occupancy Analysis
June 30, 1999

--------------------------------------------------------------------

                              Total Square             Occupancy
       Region                   Footage                 06/30/99
--------------------     ---------------------    ------------------
Northeast                            6,296,972           95.5%
Mid-Atlantic                         5,686,640           96.5%
Mid-West                               929,749           94.7%
Southeast                              635,890           74.4%
West Coast                             952,874           95.1%
Southwest                               39,625           92.3%


--------------------------------------------------------------------

                              Total Square             Occupancy
       Region                   Footage                 06/30/99
----------------------   ---------------------    ------------------
Northeast                            6,296,972            95.5%
     Anchor                          3,609,990            97.8%
     Small Shops                     2,686,982            92.3%

Mid-Atlantic                         5,686,640            96.5%
     Anchor                          2,723,982            98.8%
     Small Shops                     2,962,658            94.5%

Mid-West                               929,749            94.7%
     Anchor                            585,978            97.7%
     Small Shops                       343,771            89.5%

Southeast                              635,890            74.4%
     Anchor                            304,894            67.5%
     Small Shops                       330,996            80.6%

West Coast                             952,874            95.1%
     Anchor                            192,292           100.0%
     Small Shops                       760,582            93.9%

Southwest                               39,625            92.3%
     Anchor                                  0               0%
     Small Shops                        39,625            92.3%

Federal Realty Investment Trust
Retail Leasing Activity
June 30, 1999


--------------------------------------------------------------------------------


Comparable

                                                                                     Weighted                  Average Prior
                                     Number of               Square               Average Lease                  Rent Per
      Rolling 12 Months            Leases Signed              Feet                 Term (Years)                 Square Foot
----------------------------   ----------------------    -----------------    -----------------------     ---------------------
      2nd Quarter 1999                  74                        237,065              5.9                               $18.03
      1st Quarter 1999                  56                        199,197              6.0                               $16.88
      4th Quarter 1998                  59                        314,603              7.2                               $15.52
      3rd Quarter 1998                  59                        230,114              5.9                               $14.04
            Total                      248                        980,979              6.4                               $18.59


                                                                                                       Estimated
                                 Average Current                                 Percentage              Tenant
                                     Rent Per            Annualized               Increase             Improvement
                                   Square Foot        Increase in Rent         over Prior Rent            Costs
                               -----------------   ----------------------     ------------------     ---------------
      2nd Quarter 1999                    $21.70               $  871,258                    20%          $1,799,000
      1st Quarter 1999                    $20.27               $  675,482                    20%          $  935,000
      4th Quarter 1998                    $17.45               $  607,238                    12%          $  588,000
      3rd Quarter 1998                    $15.47               $  330,680                    10%          $  333,000
            Total                         $16.05               $2,484,658                    16%          $3,655,000

Non-Comparable

                                                                              Weighted
                                                                              Average
                                      Number of            Square               Lease               Average Rent
      Rolling 12 Months             Leases Signed           Feet             Term (Years)          Per Square Foot
------------------------------   --------------------   ---------------    -----------------   ---------------------
      2nd Quarter 1999                    7                      11,592           7.9                         $43.30
      1st Quarter 1999                   13                     120,121          14.7                         $20.91
      4th Quarter 1998                   19                     130,798          10.6                         $21.47
      3rd Quarter 1998                    7                      57,613          16.9                         $22.15
            Total                        46                     320,124          13.7                         $22.17

                                                             Estimated
                                        Annualized             Tenant
                                          Current            Improvement
                                           Rent                 Costs
                                     ------------------    ------------------
      2nd Quarter 1999                       $  501,908              $ 91,000
      1st Quarter 1999                       $2,511,594              $494,000
      4th Quarter 1998                       $2,808,414              $280,000
      3rd Quarter 1998                       $1,276,091              $121,000
            Total                            $7,098,007              $986,000

                                                    Kathy Klein
                                                    Vice President
                                                    Corporate Communications
                                                    301/998-8211



                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                     SECOND QUARTER 1999 OPERATING RESULTS

July 28, 1999
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the second quarter of 1999 increased 16% to $24.2 million from $20.9 million in the second quarter of 1998. On a per share basis, funds from operations rose 15% to $.60 in the second quarter of 1999 from $.52 in the comparable quarter of 1998.

     A comparison of property operations for the second quarter of 1999 versus the second quarter of 1998 shows the following:

     . Rental income increased 10% to $59.7 million in 1999 from $54.1 million in 1998. When adjusted to exclude properties acquired and sold during 1998 and 1999, rental income increased 4% to $55.9 million in 1999 from $53.9 million in 1998.

     . Net operating income increased 10% to $43.9 million in 1999 from $40.0 million in 1998. On a same center basis, net operating income increased 4% to $40.1 million in 1999 from $38.7 million in 1998. Same center growth was muted in the period by write-offs associated with the Cosmetic Center bankruptcy and by the operational disruption of several properties under redevelopment.

     . During the second quarter of 1999, the Trust signed leases for a total 249,000 square feet of retail space. On a same space basis, the Trust re-leased 237,000 square feet of retail space at an average increase in rent per square foot of 20%. The weighted average rent on these leases was $21.70 per square foot compared to the previous average rent of $18.03 per square foot.

     . Same property occupancy stood at 95% at both June 30, 1999 and 1998. At June 30, 1999, the Trust's overall portfolio was 95% leased compared to 95% a year ago.

     Also during the quarter, the Trust recorded a $7 million charge representing the estimated loss on the potential sale of certain assets, principally Northeast Plaza in Atlanta, Georgia. Portfolio-wide occupancy levels would increase to 96% if the sale of Northeast Plaza were successful.

     Funds from operations also improved for the first six months of 1999 increasing 14% to $47.9 million from $42.2 million in the first half of 1998. On a per share basis, funds from operations advanced 12% to $1.18 per share for the first six months of 1999 compared to $1.05 for the comparable period of 1998.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "We are pleased with the strong pace of FFO growth through the first half of 1999. Our core portfolio continues to generate solid rental income growth, which combined with tight operating expense control is producing improved profitability. We remain enthused about our current development pipeline and see many opportunities to develop unique mixed use main street assets that meet our long term growth goals."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 122 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 31 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

                                      ###

                             Financial Highlights
                     (in thousands, except per share data)

                                                                             Three Months Ended      Six Months Ended
                                                                                   June 30,               June 30,
OPERATING RESULTS                                                              1999       1998         1999       1998
-----------------                                                              ----       ----         ----       ----
  Revenues
    Rental income                                                            $59,674    $54,127    $119,107    $106,608
    Other property income                                                      2,555      2,934       4,827       5,036
    Interest  and other income                                                 1,966      1,341       3,844       2,935
                                                                             -------    -------    --------    --------
                                                                              64,195     58,402     127,778     114,579
  Expenses
    Rental                                                                    12,456     11,347      26,104      23,269
    Real estate taxes                                                          5,855      5,745      11,867      11,217
    Interest                                                                  15,385     13,404      30,518      26,097
    Administrative                                                             3,160      3,995       5,414       5,836
    Depreciation and amortization                                             12,651     11,203      24,932      21,972
                                                                             -------    -------    --------    --------
                                                                              49,507     45,694      98,835      88,391
                                                                             -------    -------    --------    --------

    Operating income before investors' share of operations                    14,688     12,708      28,943      26,188
    Investor's share of operations                                              (823)      (745)     (1,524)     (1,531)
                                                                             -------    -------    --------    --------
    Income before loss on real estate to be sold                              13,865     11,963      27,419      24,657
    Loss on real estate to be sold                                            (7,050)        --      (7,050)         --
                                                                             -------    -------    --------    --------
    Net Income                                                               $ 6,815    $11,963    $ 20,369    $ 24,657
    Dividends on preferred stock                                              (1,987)    (1,987)     (3,975)     (3,975)
                                                                             -------    -------    --------    --------
    Net income available for common shareholders                             $ 4,828    $ 9,976    $ 16,394    $ 20,682
                                                                             =======    =======    ========    ========
    Earnings per common share, basic                                         $  0.12    $  0.26    $   0.41    $   0.53
                                                                             =======    =======    ========    ========
    Earnings per common share, diluted                                       $  0.12    $  0.25    $   0.41    $   0.52
                                                                             =======    =======    ========    ========
    Weighted average shares outstanding, basic                                39,543     39,122      39,489      39,057
    Weighted average shares outstanding, diluted                              40,682     39,900      40,613      39,896

    Funds from Operations
               Net income available for common shareholders                  $ 4,828    $ 9,976    $ 16,394    $ 20,682
               Add:  loss on sale of                                           7,050         --       7,050          --
               Add:  depreciation and amoritization of real estate assets     11,489     10,168      22,617      19,906
               Add:  amorization of initial direct costs of losses               742        588       1,460       1,181
               Add:  income attributable to operating partnership units           97        207         361         414

      Funds from operations                                                  $24,206    $20,939    $ 47,882    $ 42,183
                                                                             =======    =======    ========    ========
      Funds from operations per share, diluted                               $  0.60    $  0.52    $   1.18    $   1.05
                                                                             =======    =======    ========    ========

                                                                                                 June 30,     December 31,
BALANCE SHEET DATA                                                                                 1999           1998
------------------                                                                                 ----           ----
  Assets
    Real estate, at cost                                                                         $1,701,981     $1,642,136
    Accumulated depreciation and amortization                                                      (308,580)      (286,053)
                                                                                                 ----------     ----------
                                                                                                  1,393,401      1,356,083
    Mortgage notes receivable                                                                        56,451         51,154
    Cash and investments                                                                             11,853         17,230
    Receivables                                                                                      14,923         17,873
    Other assets                                                                                     38,269         41,977
                                                                                                 ----------     ----------
    Total assets                                                                                 $1,514,897     $1,484,317
                                                                                                 ==========     ==========
  Liabilities and Shareholders' Equity
    Obligations under capital leases & mortgages payable                                         $  173,038     $  173,480
    Notes payable                                                                                   308,840        263,159
    Senior Notes                                                                                    335,000        335,000
    5 1/4% Convertible subordinated debentures                                                       75,289         75,289
    Other liabilities                                                                               108,140        107,442

  Shareholders' Equity                                                                              514,590        529,947
                                                                                                 ==========     ==========
                                                                                                 $1,514,897     $1,484,317
                                                                                                 ==========     ==========

                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.